UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2004

                             DATASCENSION INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


6330 McLeod Drive, Suite 1, Las Vegas, NV		89120
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 262-2061



ITEM 1.01. Entry into Material Definitive Agreement

In accordance with the previous vote by shareholders, the Board of Directors has instituted new employment contracts with the Registrants officers and directors.

Attached to this Form 8-K are the employment contracts for Murray Conradie (its CEO), Scott Kincer (its COO), Jason Griffith (its CFO), and Joseph Harmon (its Vice President).

The Board structured the employment contracts based on industry standard. Inclusive in the above signed agreements are an executive compensation plan which includes options, which become exercisable upon the reaching of certain milestones by the company.

ADD IN ONE MORE PARAGRAPH REGARDING THE ADDITIONAL AGREEMENTS SIGNED.

ITEM 9.01  Financial Statements and Exhibits

Exhibit		Title

99.1    Employment Agreement with Murray N. Conradie
99.2    Employment Agreement with D. Scott Kincer
99.3    Employment Agreement with Jason F. Griffith
99.4    Employment Agreement with Joseph Harmon


	INSERT LIST OF ADDITIONAL AGREEMENTS SIGNED


SIGNATURES:

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 23, 2004.

                                Datascension Inc.


                                By:/s/ Murray N. Conradie
                                --------------------------
                                Murray N. Conradie, CEO